Subsequent Events	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events
17. Subsequent Events
Private Offering
Subsequent to September 30, 2021, we received total proceeds of $11.0 million from the issuance of Class N common stock in the Class N Private Offering.
On October 7, 2021, we commenced a private offering exempt from registration under the Securities Act of 1933, as amended, of up to $20 million in shares of our Class E common stock (the “Class E Private Offering”). Subsequent to September 30, 2021, we received total proceeds of $2.2 million from the issuance of Class E common stock in the Class E Private Offering.
Public Offering
Subsequent to September 30, 2021, we received total net proceeds of $36.5 million from the issuance of common stock in our public offering.
Repurchases
In accordance with MassMutual’s Subscription Agreement, on November 5, 2021, we repurchased $37.6 million of MassMutual’s Class N shares.
Investment in Unconsolidated Entity
On October 28, 2021, we formed a joint venture, ITP Investments LLC (“ITP LLC”) with TriPost Capital Partners, LLC (“TriPost”), in which we invested $10.6 million for an 85% interest in ITP LLC. TriPost holds the remaining 15% interest. ITP LLC was formed to invest in PTCR Holdco, LLC (“PTCR Holdco”), which runs a fully integrated retail platform operating company, with
Borzak-PT,
LLC (“Borzak”). On October 28, 2021, ITP LLC invested $7.6 million into PTCR Holdco as a preferred equity investment. ITP LLC also invests in PT
Co-GP
Fund (“GP Fund”), which was formed to obtain minority general partner interest investments in retail properties. ITP LLC holds a 90% interest in GP Fund and Borzak holds the remaining 10% interest. On October 28, 2021, ITP LLC invested $4.4 million into GP fund to obtain general partner interests ranging from 3.2% to 8.9% in five retail properties.